Exhibit 99.2

FOURTH QUARTER 2020 EARNINGS PRESENTATION MARCH 11, 2021

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements concerning our business operations, and financial performance and conditions, as well as our plans, objectives, and expectations for our business operations and financial performance and conditions that are subject to risks and uncertainties. All statements other than those of historical fact are forward-looking statements. These types of statements typically contain words such as “aim,” “anticipate,” “assume,” “believe,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “positioned,” “predict,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends. Forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business, the industry in which we operate, and our management’s beliefs and assumptions. These statements are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those estimated. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements contained in the Company’s annual, quarterly, and other reports filed with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law. 2

22nd Century Group, Inc.

Q4 2020 & RECENT HIGHLIGHTS

Tobacco Franchise

- Continued proactive efforts to secure U.S. Food and Drug Administration's (FDA) Modified Risk Tobacco Product (MRTP) designation of VLN®
- Fully prepared for commercial launch of VLN® within 90 days of receiving MRTP designation
- Expanded VLN® growing program to support anticipated demand
- MRTP designation opens multiple licensing and partnership opportunities for reduced nicotine content tobacco technology and intellectual property (IP)
- Successful field trial evaluations have confirmed application of non-GMO technology to Bright and Burley varieties of tobacco; testing VLN® 2.0 prototype

Hemp/Cannabis Franchise

- Executing refocused hemp/cannabis strategy to target the upstream segment of cannabinoid value chain by creating disruptive, valuable plant lines and IP
- Secured 4 of 5 key partnerships needed to maximize and support each component of the upstream segment of the cannabinoid value chain; partnerships will help accelerate commercialization of next-gen hemp/cannabis plant lines and IP in 2 years
- Restructured partnership with Panacea to support refocused strategy in hemp/cannabis; operational assets, including Needle Rock Farms and plant extraction and distillation equipment

Favorable Political Climate

- New administration and political changes likely to be highly favorable and influence:
  - Timing of MRTP authorization; VLN® brand and tobacco franchise opportunities in the U.S. and internationally
  - Enactment of mandate to require all combustibles to be made "minimally or non-addictive"
  - Federal legalization of cannabis
- New administration is already showing a focus on improving public health as a priority[1]
- Continue to deploy positive and relentless approach that aligns with new administration and encourage enactment of a nicotine cap

Recent Financials

- Diligent financial execution and efficient operating structure produced strong operating results
- 9% increase in net sales to $28.1M for FY 2020
- $4.4M YOY improvement in operating loss for FY 2020
- 500bps YOY improvement in gross profit margin % in 4Q & FY 2020
- Balance sheet is well funded to support current operations and strategy
- $11.8M additional cash received from warrants exercised in Feb/March 2021[2] provides additional runway

DISRUPTING THE +$800 BILLION GLOBAL TOBACCO AND HEMP/CANNABIS MARKETS WITH PROPRIETARY, COMMERCIALLY VALUABLE TECHNOLOGY AND RELATED INTELLECTUAL PROPERTY

1. On 3/4/2021, President Biden issued a proclamation as part of National Colorectal Cancer Awareness Month, 2021, strongly committing the administration to improving the prevention and treatment of colorectal cancer. The proclamation states that "people with increased risk for developing diseases include certain racial and ethnic minority populations, as well as individuals with IBS, a family history of colorectal cancer, or other risk factors such as tobacco use."
2. The Company has received total net proceeds of $8.1 million and will receive an additional $3.7 million from warrants exercised on 3/10/21.

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2021 PRIORITIES & AREAS OF FOCUS 4 Tobacco Franchise Hemp/Cannabis & Third Plant-based Franchise Financial Secure MRTP Authorization from FDA; fully prepared for commercial launch of VLN® within 90 days of receiving FDA authorization and execute on licensing and partnership initiatives 01 Target upstream segment of cannabinoid value chain; creating disruptive, commercially valuable plant lines and related intellectual property with stabilized genetics to harness and optimize hemp/cannabis plant potential. Monetize a portion of our hemp/cannabis IP beginning in 2021 and continue to bring disruptive technology forward 03 04 Turn attention to development of a third, plant-based franchise after securing MRTP authorization for VLN®. Leverage know-how in plant science and secure valuable intellectual property, and pursue strategic partnerships to support development of this franchise Maintain diligent financial execution, efficient operating structure, and balance sheet strength to support growth initiatives 05 02 Support, advance, and advocate for FDA to enact its proposed mandate to cap nicotine content of all combustibles to just 0.5 milligrams of nicotine per gram of tobacco – a “minimally or non-addictive” level of nicotine

CONTINUOUS PIPELINE OF REVENUE OPPORTUNITY 5 Leverage core strength and know-how in plant science to create an extensive pipeline of high-value, commercial opportunities beyond near-term prospects across all franchises Tobacco Franchise 2021 & Beyond • Commercial launch of VLN® within 90 days of receiving MRTP designation • MRTP designation is catalyst for the VLN® brand and tobacco franchise; secure licensing and partnership opportunities in U.S. and internationally Favorable Political Climate • Believe under new administration, FDA will be re-energized on implementing reduced nicotine mandate in combustibles; enactment would multiply revenue opportunities tremendously 2022 & Beyond • Apply non-GMO technology to multiple varietals of the tobacco plant and monetize VLN® 2.0 Beyond VLN® • Decades of research with tobacco plant will provide ability to accelerate the development of additional tobacco-based technologies for multiple applications across various end-use markets beyond reduced nicotine content tobacco products • FDA’s proposed reduced nicotine cap would be the grand slam for public health Hemp/Cannabis Franchise 2021 & Beyond • Monetize a portion of our hemp/cannabis IP beginning in 2021 2022 & Beyond • Begin monetizing our next-gen hemp/cannabis plant lines Federal Legalization of Cannabis • Will open enormous whitespace revenue opportunity for hemp/cannabis plant lines, technology, and IP Third Plant-Based Franchise • Leverage expertise in plant science and genetic engineering and pursue strategic partnerships to support the development of third franchise • Third-franchise plant species has a similar genome to the hemp/cannabis plant. • Operates in industry that is not as highly regulated and legislated; faster route to commercialization than first two franchises. $714B1 +$100B2 +$500B3 1. Foundation for a Smoke Free World; https://www.smokefreeworld.org/wp-content/uploads/2019/08/FSFW_Global-Trends-in-Nicotine_6.22.2020.pdf 2. Prohibition Partners; “The Global Cannabis Report – November 2019” 3. Addressable market of third plant-based franchise is based on a global estimate in 2019. +$1.3 TRILLION GLOBAL ADDRESSABLE MARKET OPPORTUNITY NATURAL INTERSECTION OF ADJACENCIES ACROSS 22ND CENTURY’S PLANT-BASED FRANCHISES

22nd Century Group, Inc.

VLN® HAS MASSIVE GLOBAL MARKET OPPORTUNITY


13%
87%
Global Tobacco Market 2018[1]
$817B
Combustible Cigarettes
Other[2]

$714B[1]

cigarettes account for **90%** of the global tobacco market

60%

of adult smokers indicate likelihood to use VLN®[3], based on our consumer perception studies

SMOKERS ARE ACTIVELY SEEKING ALTERNATIVES TO ADDICTIVE COMBUSTIBLE CIGARETTES

1B
global adult smokers [4]

34M
U.S. adult smokers [5]

2/3
of adult smokers want to quit [6]

<10%
of adult smokers successfully quit in 2018 [6]

1. Foundation for a Smoke Free World; https://www.smokefreeworld.org/wp-content/uploads/2019/08/FSFW_Global-Trends-in-Nicotine_6.22.2020.pdf
2. Other tobacco includes cigars and cigarillos 4%, smoking tobacco 4%, vaping systems & heated tobacco products 3%, smokeless tobacco 2%, and NRT smoking cessation aids 0.3%
3. 22nd Century Group Perception Study (n=3,018)
4. World Health Organization; https://www.who.int/news-room/fact-sheets/detail/tobacco
5. Centers for Disease Control and Prevention; https://www.cdc.gov/tobacco/data_statistics/fact_sheets/adult_data/cig_smoking/index.htm
6. Centers for Disease Control and Prevention; https://www.cdc.gov/tobacco/data_statistics/fact_sheets/cessation/smoking-cessation-fast-facts/index.html

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VLN® IS IN FINAL STAGES OF REVIEW WITH THE FDA 7 • Securing MRTP designation for VLN® is number one priority • Highly confident that FDA is in the final stages of the review process • Continue working with various legal advisers, regulatory consultants, and government affairs specialists to highlight the public health importance of MRTP application and encourage near-term authorization • Work with new administration will likely have an impact on timing of MRTP application based on positive and relentless approach through multiple channels • MRTP authorization and the launch of VLN® will serve as a vanguard for the FDA’s proposed reduced nicotine mandate *For descriptive purposes only. Final trade dress subject to the FDA review and authorization.

FULLY PREPARED FOR COMMERCIAL LAUNCH OF VLN® 8 • Company-owned and operated manufacturing facility has ample capacity to manufacture approximately 1% of the U.S. tobacco market share; ability to triple manufacturing capacity with minimal investment • Expect initial roll-out of VLN® in select markets within 90 days of receiving MRTP authorization from FDA; plan to position VLN® in the premium pricing segment of the cigarette market with corresponding margins • VLN® continues to be received positively by the trade; advanced discussions with a number of independent, regional and national tobacco retailers • Launch will be accompanied by a strong marketing campaign to generate brand and product awareness; deploying a thoughtful approach to maximize success in the marketplace • Plan to build and scale VLN® brand and tobacco franchise through licensing opportunities and strategic partnerships *For descriptive purposes only. Final trade dress subject to the FDA review and authorization.

MRTP DESIGNATION IS A CATALYST FOR VLN® BRAND & TOBACCO FRANCHISE 9 *For descriptive purposes only. Final trade dress subject to the FDA review and authorization. • MRTP designation opens multiple licensing and partnership opportunities for reduced nicotine content tobacco technology and IP in the U.S. and internationally • FDA authorization is considered by regulators around the world to be the gold standard in public health; MRTP designation will be helpful in navigating regulatory pathways in international markets • Next-generation, non-GMO, plant research is key to commercializing reduced nicotine content tobacco technology in international markets where non-GMO products are preferred, or GMO products are banned • Successfully applied non-GMO technology to Bright and Burley varieties of tobacco and developed VLN® 2.0 cigarette prototype • Introducing reduced nicotine traits into Oriental varieties of tobacco

Industry Problem: Existing plant genetics result in low quality and unreliable yield for large-scale, commercial production of hemp/cannabis plants Market demand for hemp/cannabis • Global legal cannabis market is projected to be worth +$100B by 20241 • North America held the largest legal, cannabis revenue share at 90% in 20192 • Federal legalization will transform the U.S. cannabis market OPTIMIZING HEMP/CANNABIS PLANTS 10 • Decades-long experience and know-how in plant biotechnology and genetic engineering; demonstrated strong track record in developing disruptive, valuable plant lines • Ability to increase value of hemp/cannabis crops by improving genetics to optimize desired traits; generate stable, higher yield plants lines, and de-risk planting 22nd Century will enable large, commercial-scale growers to improve hemp/cannabis crop yield and improve stability, achieving artisanal quality hemp/cannabis plants in high-volume production 22nd Century Group Solution: Optimize hemp/cannabis plant genetics and create disruptive, proprietary plant lines that are stable and deliver higher crop yield for commercial use The 22nd Century Advantage 1. Prohibition Partners; “The Global Cannabis Report – November 2019” 2. Grandview Research; “Legal Marijuana Market Size Worth $73.6 Billion by 2027 | CAGR 18.1%”

BUILDING NETWORK OF KEY PARTNERSHIPS TO ACCELERATE COMMERCIALIZATION OF NEW, DISRUPTIVE HEMP/CANNABIS PLANTS

22nd Century Group, Inc.

Strategic partnerships enable 22nd Century to capitalize on core strength in plant science and deliver valuable, commercial-scale plant lines and IP in two years

Plant Profile/ Roadmap

CannaMetrix

CannaMetrix's high-throughput proprietary, human cell-based cannabinoid assay technology serves as a roadmap for developing new hemp/cannabis plant lines with tailor-made cannabinoid & terpenoid profiles

Plant Biotechnology

KeyGene

Established proprietary bioinformatics platform and cutting-edge molecular breeding platform in partnership with KeyGene; capabilities include genetic engineering and plant line development

Plant Breeding & Trials

Currently in advance discussions with various partners that will provide 22nd Century with plant breeding and trial capability

Plant Cultivation

Needle Rock Farms

Needle Rock Farms provides 22nd Century with operational assets including plant cultivation capabilities

Ingredient Extraction & Purification

Panacea Life Sciences

Panacea provides 22nd Century with extraction and purification services utilizing proprietary plant lines in development

22ND CENTURY HAS SECURED FOUR OF THE FIVE KEY PARTNERSHIPS NEEDED TO MAXIMIZE AND SUPPORT EACH COMPONENT IN UPSTREAM SEGMENT OF THE CANNABINOID VALUE CHAIN

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FOURTH QUARTER & FULL YEAR 2020 FINANCIAL HIGHLIGHTS 12 1. Gross profit margin is calculated by dividing net sales revenue by gross profit. 2. Adjusted EBITDA, which the Company defines as earnings before interest, taxes, depreciation and amortization, as adjusted by the Company for certain non-cash and non-operating expenses, as well as certain one-time expenses, is a financial measure not prepared in accordance with generally accepted accounting principles (“GAAP”). In order to calculate Adjusted EBITDA, the Company adjusts the net (loss) income for certain non-cash and non-operating income and expense items in order to measure the Company’s operating performance. The Company believes that Adjusted EBITDA is an important measure that supplements discussions and analysis of its operations and enhances an understanding of its operating performance. While management considers Adjusted EBITDA to be important, it should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating loss, net (loss) income and cash flows from operations. Adjusted EBITDA is susceptible to varying calculations and the Company’s measurement of Adjusted EBITDA may not be comparable to those of other companies. Net sales Operating loss YOY Improvement in gross profit margin1 YOY Adjusted EBITDA2 YOY 4Q 2020 $7.3M Consistent YOY $(696)K +500BPS $(1.3)M FY 2020 $28.1M +9% YOY +$4.4M +500BPS +$1.8M

22nd Century Group, Inc.

FINANCIAL SNAPSHOT

$ in millions

Select Financials

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2020	2019	2020	2019
Net sales revenue	$ 7.3	$ 7.3	$ 28.1	$ 25.8
Operating loss	$ (6.2)	$ (5.6)	$ (19.1)	$ (23.6)
Net loss	$ (6.4)	$ (6.2)	$ (19.7)	$ (26.6)
Net loss per common share - basic and diluted	$ (0.05)	$ (0.05)	$ (0.14)	$ (0.21)
Weighted average common shares outstanding – basic and diluted *(in thousands)*	138,927	128,778	138,813	125,883
Adjusted EBITDA	$ (5.4)	$ (4.1)	$ (15.6)	$ (17.5)

Summary Balance Sheet Items

	Year Ended December 31, 2020	Year Ended December 31, 2019
Cash and cash equivalents[1]	$ 22.3*	$ 39.0
Total assets[2]	$ 51.7	$ 69.0
Total liabilities[3]	$ 7.6	$ 6.9
Total shareholders' equity[4]	$ 44.1	$ 62.1

***Additional $11.8M cash received from warrants exercised in Feb/March 2021[5]**

1. Cash and cash equivalents includes short-term investment securities.
2. Total assets is the sum of total current assets, total property, plant and equipment, and total other assets including intangible assets, net, investments and convertible note.
3. Total liabilities includes current liabilities and long-term liabilities and excludes shareholders' equity.
4. Total shareholders' equity excludes any liabilities. As per press release issued on March 10, 2021.
5. The Company has received total net proceeds of $8.1 million and will receive an additional $3.7 million from warrants exercised on 3/10/21.

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22nd Century Group, Inc.

22ND CENTURY INVESTMENT HIGHLIGHTS

+$1.3T global addressable market across tobaccco[1], hemp/cannabis[2], & third plant-based franchise	Clear growth strategy with continuous, rich pipeline of revenue opportunities	Financial strength
• VLN® is the first, and only reduced nicotine content cigarette anticipating FDA's Modified Risk Tobacco Product (MRTP)[3] designation • Fully prepared to launch VLN® within 90 days of authorization; designation is a catalyst for VLN® brand and tobacco franchise opportunities • Developing new disruptive, proprietary hemp/cannabis plant lines with stable, higher yields, and other commercially desirable traits through accelerated breeding processes • Potential legislative tailwinds including enactment of reduced nicotine mandate and legalization of cannabis would open tremendous revenue opportunity	• Exclusive, pure-play plant biotechnology core competencies • Creating disruptive, proprietary commercial plant lines and new intellectual property in tobacco, hemp/cannabis, and other large adjacent market • Over 200 issued and pending patents in plant-based biotechnology applications supports entry into adjacent high-value markets. • 20+ years of expertise in developing new, disruptive technologies	• Efficient operating model with multiple routes to market – commercialization, licensing, and partnership opportunities • Clear path to profitability through existing platforms, cultivating large adjacent markets to leverage core technologies for additional growth • Healthy balance sheet with more than $22M in cash on 12/31/20; $11.8M additional cash received from warrants exercised in Feb/March 2021[4]

1. Foundation for a Smoke Free World; https://www.smokefreeworld.org/wp-content/uploads/2019/08/FSFW_Global-Trends-in-Nicotine_6.22.2020.pdf
2. Prohibition Partners; "The Global Cannabis Report – November 2019"
3. Modified Risk Tobacco Product; https://www.fda.gov/tobacco-products/advertising-and-promotion/modified-risk-tobacco-products
4. The Company has received total net proceeds of $8.1 million and will receive an additional $3.7 million from warrants exercised on 3/10/21.

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15 Q&A

FINANCIAL INFO

ADJUSTED EBITDA DEFINITION Adjusted EBITDA, which the Company defines as earnings before interest, taxes, depreciation and amortization, as adjusted by the Company for certain non-cash and non-operating expenses, as well as certain one-time expenses, is a financial measure not prepared in accordance with generally accepted accounting principles (“GAAP”). In order to calculate Adjusted EBITDA, the Company adjusts the net (loss) income for certain non-cash and non-operating income and expense items in order to measure the Company’s operating performance. The Company believes that Adjusted EBITDA is an important measure that supplements discussions and analysis of its operations and enhances an understanding of its operating performance. While management considers Adjusted EBITDA to be important, it should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating loss, net (loss) income and cash flows from operations. Adjusted EBITDA is susceptible to varying calculations and the Company’s measurement of Adjusted EBITDA may not be comparable to those of other companies. 17

ADJUSTED EBITDA 18 2020 2019 % Change fav / (unfav)1 2020 2019 % Change fav / (unfav)1 Net loss (6,405) $ (6,198) $ (207) $ (19,711) $ (26,558) $ 6,847 $ Adjustments: Impairment of intangible assets 30 $ - $ 30 $ 176 $ 1,142 $ (966) $ Impairment of Panacea warrant 679 $ - $ 679 $ 1,741 $ - $ 1,741 $ Amortization and depreciation 349 $ 313 $ 36 $ 1,345 $ 1,425 $ (80) $ Unrealized loss (gain) on investment (128) $ 1,010 $ (1,138) $ 434 $ 2,419 $ (1,985) $ Realized (gain) loss on short-term investment securities (5) $ (75) $ 71 $ (5) $ (221) $ 216 $ Litigation Settlement - $ - $ - $ - $ 1,891 $ (1,891) $ Gain on the sale of machinery and equipment - $ - $ - $ (1) $ (87) $ 87 $ Accretion of non cash interest expense 9 $ 20 $ (11) $ 43 $ 53 $ (10) $ Equity-based employee compensation expense 491 $ 1,134 $ (643) $ 1,654 $ 3,540 $ (1,885) $ Executive and board search fees - $ - $ - $ 430 $ - $ 430 $ Interest Income (407) $ (309) $ (98) $ (1,751) $ (1,066) $ (685) $ Interest Expense 9 $ - $ 9 $ 29 $ 3 $ 26 $ Adjusted EBITDA (5,378) $ (4,105) $ (1,273) $ (15,616) $ (17,459) $ 1,843 $ Quarter Ended Year-to-date Ended December 31, December 31, Dollar Amounts in Thousand ($000's) Dollar Amounts in Thousand ($000's)

CONTACT INFORMATION INVESTOR RELATIONS & MEDIA CONTACT Mei Kuo Director, Communications & Investor Relations 22nd Century Group, Inc. (716) 300-1221 investorrelations@xxiicentury.com